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                                                                    EXHIBIT 23.8



                         PETROLEUM CONSULTANT'S CONSENT



We consent to incorporation by reference in the Registration Statements (No. 333-32214 and No. 333-85553) on Form S-8, and the Registration Statement (No. 333-85211) on Form S-3 of Devon Energy Corporation, the reference herein to our appraisal report for Devon Energy Corporation as of December 31, 1997.


                                          /s/ JOHN P. HUNTER & ASSOCIATES LTD.


November 7, 2000